EXHIBIT 99.3

August 17, 2005

Dear MDSI Optionholder:

Re:	MDSI Optionholders and the Plan of Arrangement with Beech Investment Corp. (“Beech”), a wholly-owned subsidiary of Fortezza Holdings S.à.r.l. (“Fortezza”)

        This package contains your Conditional Exercise and Election Form (the “Exercise Form”) in connection with the proposed arrangement (the “Arrangement”) under which Beech will acquire all of the outstanding shares of MDSI Mobile Data Solutions Inc. (“MDSI”) for US$8.00 (the “Purchase Price”) per share. Details of the Arrangement are contained in the MDSI Management Proxy Circular dated August 17, 2005 (the “Circular”) accompanying this letter. All capitalized terms used but not defined herein are defined in the Circular.

        All unvested MDSI Options will become conditionally vested as part of the Arrangement. In connection with the Arrangement, you may elect in the Exercise Form to:

•	transfer each of your MDSI Options (whether vested or conditionally vested) to MDSI for the amount, if any, by which US$8.00 exceeds the relevant exercise price (provided that if such exercise price is expressed in Canadian dollars, it will be converted to US dollars on the basis of the noon rate of exchange of the Bank of Canada on the Business Day immediately preceding the Effective Date) as part of the Arrangement; or

•	conditionally exercise your MDSI Options (whether vested or conditionally vested) to receive MDSI Common Shares (which will require the payment by you prior to the Effective Date of the relevant exercise price) and participate in the Arrangement as shareholders (in which event you will receive US$8.00 per share).

        If the Arrangement does not close, subject to the following paragraph, all MDSI Options will remain outstanding on their original terms and any payment submitted by you with the Exercise Form in respect of a conditional exercise will be returned to you.

        If you hold a vested MDSI Option (that is not conditionally vested as part of the Arrangement), you can unconditionally exercise such MDSI Option at any time prior to the Effective Date by following the procedure for exercise applicable to such MDSI Option.

Your decision in respect of your MDSI Options may have tax and financial consequences to you. We recommend that you read the Circular (including the section entitled “Tax Considerations”), and also that you consult your investment and tax advisors respecting your decision.

Instructions for Completing the Exercise Form

Please complete all three parts of the Exercise Form and deliver your completed Exercise Form to Computershare Trust Company of Canada, Employee Plans (“Computershare”) by 4:30 p.m. Vancouver time on September 20, 2005 (the “Election Deadline”). Details respecting the completion of the Exercise Form are contained in the Exercise Form.

A courier box will be placed at the reception desk of MDSI’s Richmond office, located at 10271 Shellbridge Way, for the collection of the completed Exercise Forms. The collection will be sent by courier on September 20, 2005 at 10:00 a.m. to Computershare’s Vancouver office. This courier service is offered for the convenience of MDSI employees and MDSI will cover the cost of the courier service. However, by using this service, the delivery of your Exercise Form is at your risk, and delivery will be deemed to be effective only when this Exercise Form is actually received by Computershare.

Where to go for further assistance

Questions in respect of completion of your Exercise Form can be directed to Glenn Kumoi or Ron Toffolo at MDSI, or to Computershare at the address and contact numbers listed at page 2 of the Exercise Form. You should also contact your own investment and tax advisors for such investment or tax advice as you may require.

Yours very truly,

Erik Dysthe
Chairman, President and Chief Executive Officer

2

MDSI MOBILE DATA SOLUTIONS INC.

CONDITIONAL EXERCISE AND ELECTION FORM
FOR HOLDERS OF MDSI OPTIONS

        This Conditional Exercise and Election Form (the “Exercise Form”) is for use by holders (“MDSI Optionholders”) of options (“MDSI Options”) to acquire MDSI Common Shares granted under MDSI’s Stock Option Plans in connection with the proposed arrangement under section 192 of the Canada Business Corporations Act (the “CBCA”) involving, among others, MDSI, MDSI Securityholders, Fortezza Holdings S.à.r.l. (“Fortezza”) and Beech Investment Corp. (“Beech”), a wholly-owned subsidiary of Fortezza.

        A detailed description of the Arrangement is contained in the MDSI Management Proxy Circular dated August 17, 2005 (the “Circular”) accompanying this Exercise Form. Capitalized terms used but not defined in this Exercise Form have the meanings set out in the Circular.

        All unvested MDSI Options will become conditionally vested as part of the Arrangement. In connection with the Arrangement, you may elect in this Exercise Form to:

•	transfer each of your MDSI Options (whether vested or conditionally vested) to MDSI for the amount, if any, by which US$8.00 exceeds the relevant exercise price (provided that if such exercise price is expressed in Canadian dollars, it will be converted to US dollars on the basis of the noon rate of exchange of the Bank of Canada on the Business Day immediately preceding the Effective Date) as part of the Arrangement; or

•	conditionally exercise your MDSI Options (whether vested or conditionally vested) to receive MDSI Common Shares (which will require the payment by you prior to the Effective Date of the relevant exercise price) and participate in the Arrangement as shareholders (in which event you will receive US$8.00 per share).

        If the Arrangement does not close, subject to the following paragraph, all MDSI Options will remain outstanding on their original terms and any payment submitted by you with this Exercise Form in respect of a conditional exercise will be returned to you.

        If you hold a vested MDSI Option (that is not conditionally vested as part of the Arrangement), you can unconditionally exercise such MDSI Option at any time prior to the Effective Date by following the procedure for exercise applicable to such MDSI Option.

        For your elections to be effective, this Exercise Form must be properly completed and signed and received by Computershare Trust Company of Canada, Employee Plans (“Computershare”), no later than 4:30 p.m. (Vancouver time) on September 20, 2005 (the “Election Deadline”). If Computershare does not receive your completed Exercise Form and the required documentation by the Election Deadline (or any extension thereof), this Exercise Form, and your elections herein, will be invalid.

        A courier box will be placed at the reception desk of MDSI’s Richmond office, located at 10271 Shellbridge Way, for the collection of the completed Exercise Forms. The collection will be sent by courier on September 20, 2005 at 10:00 a.m. to Computershare’s Vancouver office. This courier service is offered for the convenience of MDSI employees and MDSI will cover the cost of the courier service. However, by using this service, the delivery of your Exercise Form is at your risk, and delivery will be deemed to be effective only when this Exercise Form is actually received by Computershare.

        MDSI and Beech reserve the right, if they so elect collectively, in their absolute discretion, to instruct Computershare to waive any defect or irregularity contained in any Exercise Form received by Computershare or to waive the Election Deadline.

        You are urged to read the Circular which contains, among other things, a discussion of the mechanics of the Arrangement.

The address for delivery of your completed and signed Exercise Form by mail, hand, registered mail, fax or courier is as follows:

Computershare Trust Company of Canada
510 Burrard Street, 2nd Floor
Vancouver, British Columbia
V6C 3B9

Attention:  Employee Plans

Please direct questions or requests for assistance to:

Computershare Trust Company of Canada
Telephone:  866-982-9241
Facsimile:  877-881-0883
E-Mail:   stockoptionsplans@computershare.com

– or –

MDSI Mobile Data Solutions Inc.
Glenn Kumoi, Chief Administrative Officer
Phone:  (604) 207–6402
E–Mail:  gkumoi@mdsi.ca

Privacy Notice: Computershare is committed to protecting your personal information. In the course of providing services to you and our corporate clients, we receive non-public personal information about you — from transactions we perform for you, forms you send us, other communications we have with you or your representatives, etc. This information could include your name, address, social insurance number, securities holdings and other financial information. We use this to administer your account, to better serve you and our clients’ needs and for other lawful purposes relating to our services. We have prepared a Privacy Code to tell you more about our information practices and how your privacy is protected. It is available at our website, www.computershare.com, or by writing us at 100 University Avenue, Toronto, Ontario, M5J 2Y1. Computershare will use the information you are providing on this form in order to process your request and will treat your signature(s) on this form as your consent to the above.

PART 1

LISTING OF OUTSTANDING MDSI OPTIONS

Name of MDSI Optionholder: ______________________________________________________ (please print)

        Listed below are all the MDSI Options granted to me, which are all outstanding and may be vested or unvested. I represent, warrant and agree as follows:

i.	I am the beneficial and registered owner of the MDSI Options listed below;

ii.	I have good title to such MDSI Options and upon their exercise will have good title to the MDSI Common Shares underlying such MDSI Options, in each case free and clear of all mortgages, liens, charges, encumbrances, security interests and adverse claims;

iii.	I have full power and authority to execute and deliver this Exercise Form;

iv.	All information inserted into this Exercise Form by me is accurate;

v.	I will execute and deliver any additional documents necessary or desirable to complete the exercise of my MDSI Options and/or the surrender, transfer and exchange of my MDSI Options or the MDSI Common Shares underlying my MDSI Options, as applicable; and

vi.	If the Arrangement is not completed, my MDSI Options will be deemed to not have been exercised or accelerated and will remain as outstanding MDSI Options on their original terms (subject to any exercise by me of any vested MDSI Options (that are not conditionally vested as part of the Arrangement)).

Grant Date	Expiry Date	Exercise Price		Number of Outstanding MDSI Options
		Cdn($)	US($)

Instructions:

1.	Please list all MDSI Options with different exercise prices separately and/or grant dates separately. Please refer to your June 30, 2005, Computershare Participant Statement.

PART 2

ELECTION

        I acknowledge that my election below, with such election being conditional on the completion of the Arrangement, will have tax consequences and that I have been advised to seek advice from my tax advisor. I elect as follows:

☐	1.	I elect to transfer each of my MDSI Options (whether vested or conditionally vested) to MDSI for the amount, if any, by which US$8.00 exceeds the relevant exercise price (provided that if such exercise price is expressed in Canadian dollars, it will be converted to US dollars on the basis of the noon rate of exchange of the Bank of Canada on the Business Day immediately preceding the Effective Date) as part of the Arrangement.

☐	2.	I elect to conditionally exercise all of my MDSI Options for cash, and I have enclosed a certified cheque or bank draft in an amount equal to the aggregate exercise price for all MDSI Options held by me.

Instructions:

1.	With respect to Alternative 2 above, if you are sending a certified cheque or bank draft with your Exercise Form, we recommend that you either hand deliver your Exercise Form or send it by courier or registered mail, with receipt requested. If the Arrangement does not close, your funds will be returned to you.

2.	If you do not make an election, each of your MDSI Options will be transferred to Beech as part of the Arrangement and you will be entitled to receive the amount, if any, by which US$8.00 exceeds the relevant exercise price (provided that if such exercise price is expressed in Canadian dollars, it will be converted to US dollars on the basis of the noon rate of exchange of the Bank of Canada on the Business Day immediately preceding the Effective Date) as part of the Arrangement.

3.	Please see the section entitled “Tax Considerations” in the Circular. You should consult your own tax advisor regarding those considerations.

4.	The consideration to be received upon the exercise or transfer of your MDSI Options shall be subject to applicable income and payroll withholding taxes. You are advised to consult with your tax advisors prior to making an election.

PART 3

INFORMATION REGARDING THE MDSI OPTIONHOLDER

1.	Insert the name of the undersigned MDSI Optionholder (Please print)

2.	Insert the mailing address of the undersigned MDSI Optionholder (Please print)

____________________________________
(suite or apartment number) (street address)

____________________________________
(city, province, postal code)

____________________________________
(country)

3.	The undersigned MDSI Optionholder represents that (Select one and provide your social insurance number if you are a resident of Canada for Canadian income tax purposes or your country of residence if you are not a resident of Canada for income tax purposes):

☐	I am a Canadian resident for purposes of the Income Tax Act (Canada). My social insurance number is .

☐	I am not a Canadian resident for purposes of the Income Tax Act (Canada). My country of residence is: .

DATED: ______________, 2005	________________________________________ Signature of MDSI Optionholder

Instructions:

1.	This Exercise Form must be completed, dated and signed by the MDSI Optionholder or such person’s duly authorized representative. If this Exercise Form is executed by a person as an executor, administrator, trustee or guardian, or is executed by any other person acting in a representative capacity, it must be accompanied by satisfactory evidence of authority to act. Computershare may require additional evidence of authority to act.

2.	This Exercise Form (together with a certified cheque or bank draft if you are electing a conditional exercise) must be received by Computershare at the address specified on page 2 of this Exercise Form by the Election Deadline (or any extensions thereof) in order for the elections contained herein to be valid. The method used to deliver this Exercise Form is at your option and risk, and delivery will be deemed to be effective only when the Exercise Form is actually received by Computershare. We recommend that the necessary documentation be hand delivered to Computershare at the address specified on page 2 of this Exercise Form and a receipt obtained; otherwise the use of registered, insured mail, with return receipt requested, is recommended.